UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 8.01.	Other Events.

As previously disclosed, on July 11, 2024, LuxUrban Hotels Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Alexander Capital Partners, L.P., as representative of the underwriters, relating to, among other things, the sale to the public (the “Offering”) of (i) 30,000,000 shares (the “Firm Shares”) of the Company’s common stock, $0.00001 par value per share (“Common Stock”), and (ii) up to 4,500,000 shares of Common Stock which may be issued by the Company upon the exercise of an over-allotment option granted to the underwriters pursuant to the Underwriting Agreement (the “Option Shares”, and together with the Firm Shares, the “Shares”). On July 15, 2024, the Company completed sale and issuance of the Firm Shares.

On July 17, 2024, the underwriters notified the Company of their full exercise of their over-allotment option, to purchase 4,500,000 Option Shares. On July 18, 2024, the Company completed the sale and issuance of the Option Shares. On July 18, 2024, the Company issued a press release announcing the full exercise of the overallotment option and a press release announcing significant insider participation in the Offering. The press releases are attached to this Current Report as Exhibit 99.1 and Exhibit 99.2, respectively.

After giving effect to the full exercise of the over-allotment option, the Company sold 34,500,000 shares of Common Stock for aggregate gross proceeds of $5,865,000 in the Offering, before underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the proceeds from the Offering for working capital and other general corporate purposes.

Alexander Capital, L.P. acted as sole book-running manager for the Offering.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Press Release Announcing Exercise of Underwriter Overallotment Option
99.2	Press Release Announcing Insider Participation in the Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Robert Arigo
		Name:	Robert Arigo
		Title:	Chief Executive Officer

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